EXHIBIT 10(M)

                            THE SCOTTS COMPANY 1995
                        EXECUTIVE ANNUAL INCENTIVE PLAN

                              THE SCOTTS COMPANY
                     1995 EXECUTIVE ANNUAL INCENTIVE PLAN

1.     OBJECTIVES

       Provide strong financial incentive which is consistent with and supportive of business strategy. Insures management compensation is linked to shareholder value.

       Contribute toward a competitively attractive compensation program for executives.

       Encourage team effort toward achievement of corporate goals.

2.     PARTICIPATION

       Eligibility and level of participation is based on Executive Team membership.

       Participants must be actively employed in an eligible position for at least 13 consecutive weeks during the plan year. Participants must be employed on the last day of the fiscal year to be eligible for a payout. Participants who terminate their employment during the Plan Year, except in cases of retirement, will not be eligible for an incentive payment, prorated or otherwise.

       Participants in this Plan will also be considered for inclusion in the Executive Long Term Incentive Plan and The Scotts Company Profit Sharing Plan. The Executives covered by the aforementioned Plans will not be eligible for any other cash incentive of the company.

       Participants shall not have any right with respect to any award until an award shall, in fact, be paid to them.

       The Plan confers no rights upon any associate to participate in the Plan or remain in the employ of the company. Neither the adoption of the Plan nor its operation shall in any way affect the right of the associate or the company to terminate the employment relationship at any time.

3.     PAYOUTS

       The Executive Annual Incentive Plan (EAIP) is designed to recognize and reward the achievement of net income growth over prior year.

       A target bonus percentage will be determined for each participant. Payouts will be based on the applicable percentage of each participant's year-end salary.

       Executive may elect to be paid in part or in whole in company stock at the Fair Market Value on the day bonuses are paid.

       The payout schedule for the EAIP is based on the percentage of earnings growth over the prior year, with the target bonus percentage paid at ten percent earnings growth. Performance above and below the goal of ten percent earnings growth will be prorated by an "Incentive Multiplier" as illustrated in Exhibit I.

       For purposes of this plan, net income is defined as income after tax but before accounting for extraordinary items or accounting changes.

       With the exception of 1995 (Year 1), payouts will be paid on a "bank concept" in order to focus on ongoing growth and to smooth bonus payments from one year to the next. Exhibit II illustrates the bank concept.

             75 percent of award paid out at year-end

             25 percent of award banked (held back) and paid out based on the following year's results.

       To transition to the bank concept, 100 percent of eligible incentive will be paid for 1995 (Year 1) and the bank concept will be implemented in 1996 (Year 2). However, if an executive's employment terminates in fiscal year 1996, 25% of the 1995 payout is repayable to the company.

       Up to 25 percent of target awards for business unit executives (PBG, CBG, International) will be based on financial results for the business unit. For purposes of this Plan, financial results for business units are defined as contribution to profit vs. prior year contribution to profit.

       Individual awards may be adjusted up or down by up to 15 percent to reflect management judgment of individual results.

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4.  SUPPLEMENTAL AWARDS

    A pool for supplemental awards will be generated to provide recognition to associates who are not eligible for participation in the EAIP or Management Incentive Plan and whose individual performance is exceptional. The number of participants will vary from year to year, however, recipients must be employed on the last day of the fiscal year to be eligible for consideration of an award. The total pool will not exceed $100,000, with awards typically ranging from $500 to $2,000.

5.  ADMINISTRATION

    The Plan is to be administered by the Vice President, Human Resources, who will be responsible for:

               Recommending changes in the Plan concept as appropriate;

               Recommending changes in the payout targets;

               Recommending additions or deletions to the lists of eligible associates;

               Soliciting   recommendations   and   coordinating   payout   of
          Supplemental Pool.

       The Incentive Review Committee, comprised of the Chief Executive Officer, Chief Operating Officer, Vice President, Human Resources and

      Chief Financial Officer, is responsible for:

               Approving percentage of net income growth and business unit financial performance results;

               Adjudicating changes and adjustments;

               Recommending plan payouts, including adjustment up to +/-15 percent.

       The Compensation Committee of the Board approves changes in the Plan, to include:

             Changes in the Plan design;

             Changes in the payout targets;

             Additions or deletions of eligible associates;

             Adjustments,  if any, of up to 15 percent  reflecting  individual performance of the Chief Executive Officer and Chief Operating Officer;

             Approves Plan payouts to all participants.

       The Compensation Committee shall review the operation of the Plan and, if at any time the continuation of the Plan, or any of its provisions becomes inappropriate or inadvisable, the Compensation Committee shall revise or modify Plan provisions or recommend to the Board that the Plan be suspended or withdrawn. In addition, the Compensation Committee reserves the right to modify incentive formulas to reflect unusual circumstances.

       The Board of Directors reserves to itself the right to suspend the Plan, to withdraw the Plan, and to make substantial alterations in Plan concept.

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                   PAYOUT SCHEDULE FOR ANNUAL INCENTIVE PLAN

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    Year-to-Year Net Income Growth            Target Incentive Multiplier

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                 greater than 40%                   Plan capped at 3x

                 greater than 16%                   Each additional

                                                     1% adds .05x

                  16                                     1.8x
                  12                                     1.6
                  11                                     1.3
                  10                                     1.0
                   9                                     0.7
                   8                                     0.4
                   6                                     0.3
                   4                                     0.2
                   2                                     0.1
                   0                                   No Award

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Note:       Starting  in 1996,  75  percent  of award  would be paid  out;  25 percent would be  banked/carried-over  and paid-out  based on next year's results (using same schedule).

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EXAMPLE OF GROWTH-BASED INCENTIVE AWARD

            Year 1            Year 2            Year 3            Year 4, Etc.


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    100% Paid-Out (1)

                Incentive
Target Award    Multiplier
($100,000)   X  Year 1

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     75% Paid-Out

                            Incentive
            Target Award    Multiplier
            ($100,000)   X  Year 2

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       Paid-Out
     75% Paid Out

                    Incentive
   25% Carry-Over X Multiplier

                    Year 3(2)

                                              Incentive
                              Target Award    Multiplier
                              ($100,000)   X  Year 3(2)

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       Paid-Out
     75% Paid Out

                                            Incentive
                           25% Carry-Over X Multiplier

                                            Year 4(2)

                                                                  Incentive
                                                  Target Award    Multiplier
                                                  ($100,000)   X  Year 4(2)

                                25% Carry-Over

     (1) 100% paid out in first year to facilitate transition to new plan (25% repayable if termination in Year 1)

     (2)  Assumes, for illustration, target award of $100,000

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